UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2005

DIGITAL LIGHTWAVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21669	95-4313013
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15550 Lightwave Drive

Clearwater, Florida 33760

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (727) 442-6677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The disclosure set forth below under Item 2.03 (Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant) is hereby incorporated by reference into this Item 1.01.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On February 11, 2005, Digital Lightwave, Inc. (the “Company”) borrowed $2.2 from Optel Capital, LLC (“Optel”). Optel is controlled by the Company’s largest stockholder and current Chairman of the Board, Dr. Bryan Zwan.

The loan is evidenced by a secured promissory note, bears interest at 10.0% per annum, and is secured by a security interest in substantially all of the Company’s assets. Principal and any accrued but unpaid interest under the secured promissory note is due and payable upon demand by Optel at any time after March 30, 2005; provided, however, that the entire unpaid principal amount of the loan, together with accrued but unpaid interest, shall become immediately due and payable upon demand by Optel at any time on or following the occurrence of any of the following events: (a) the sale of all or substantially all of the Company’s assets or, subject to certain exceptions, any merger or consolidation of the Company with or into another corporation; (b) the inability of the Company to pay its debts as they become due; (c) the dissolution, termination of existence, or appointment of a receiver, trustee or custodian, for all or any material part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by the Company under any reorganization, bankruptcy, arrangement, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; (d) the execution by the Company of a general assignment for the benefit of creditors; (e) the commencement of any proceeding against the Company under any reorganization, bankruptcy, arrangement, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is not cured by the dismissal thereof within ninety (90) days after the date commenced; or (f) the appointment of a receiver or trustee to take possession of the property or assets of the Company.

The secured promissory note is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such document.

ITEM 8.01. OTHER EVENTS.

Results of Special Meeting of Stockholders Held February 10, 2005

On February 10, 2005, Digital Lightwave, Inc. (the “Company”) held a Special Meeting of Stockholders at the principal offices of the Company. The Special Meeting was held to consider the following important proposals:

1.	Amendments to the Company’s 2001 Stock Option Plan to:

A.	increase by 5,000,000 the total number of shares available for issuance under such plan;

B.	modify the circumstances in which the vesting of certain options granted under such plan may be accelerated; and

C.	increase by 500,000, to 750,000, the aggregate number of shares of Common Stock for which options may be granted to a single participant per fiscal year under such plan.

2.	Approval of the conversion feature of the debt held by Optel Capital LLC (“Optel”) that was issued September 16, 2004, in connection with the restructuring of the Company’s indebtedness to Optel, and the issuance of common stock upon possible conversion of such debt; and

3.	An amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company to 300,000,000.

Pursuant to the Notice of Special Meeting of Stockholders filed in conjunction with the Definitive Proxy Statement on January 4, 2005, the inspector of elections determined that the shares represented at the meeting in person and by proxy constituted a quorum. The inspector of elections tabulated and certified the vote by stockholders. Based on such certified vote the following results for each proposal are reported:

Proposal 1A.	Approved
Proposal 1B.	Approved
Proposal 1C.	Approved
Proposal 2	Approved
Proposal 3	Approved

No other business was brought before the Special Meeting.

ITEM 8.01. OTHER EVENTS.

Update of Company Risk Factors

Risk Factors. Through this filing, the Company is also updating the “Risk Factors” relating to the Company. The updated “Risk Factors” are set forth in Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Forward-Looking Statements. This Current Report on Form 8-K and the information incorporated by reference into this Current Report on Form 8-K (including the “Risk Factors” set forth in Exhibit 99.1) contain forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) that are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs, and assumptions made by management. Words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate,” other similar expressions and the negative of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Current Report on Form 8-K. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results may differ materially from those expressed or forecasted in any forward-looking statements. The risks and uncertainties include, but are not limited to, those noted in the “Risk Factors” set forth in Exhibit 99.1. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation.

10.1	Secured Promissory Note issued by Digital Lightwave, Inc. to Optel Capital, LLC on February 11, 2005.

99.1	Updated Risk Factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL LIGHTWAVE, INC.

Date: February 16, 2005	By:	/s/ ROBERT F. HUSSEY
Robert F. Hussey
Interim President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation.

10.1	Secured Promissory Note issued by Digital Lightwave, Inc. to Optel Capital, LLC on February 11, 2005.

99.1	Updated Risk Factors.